1995 REGISTRATION RIGHTS AGREEMENT


    This Agreement dated as of December __, 1995 is entered into by and among Casella Waste Systems, Inc., a Delaware corporation (the "Company"), the persons listed on Schedule I attached hereto (the "Purchasers") and the persons listed on Schedule II attached hereto (the "Management Stockholders").

    WHEREAS, the Company, the Purchasers and the Management Stockholders desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933;

    NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

    1. Certain Definitions.
       --------------------
As used in this Agreement, the following terms shall have the following respective meanings:

    "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

    "Common Stock" means the Class A Common Stock, $.0l par value per share, of the Company.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

    "Prudential Warrant" means the Class A Common Stock Purchase Warrant for 96,108 shares issued to Prudential Securities Incorporated, dated as of the date hereof.

    "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

    "Registration Expenses" means the expenses described in Section 5.

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    "Registrable Shares" means (i) with respect to the Purchasers other than
Prudential Securities Incorporated, the shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of the Warrants,
(ii) with respect to the Management Stockholders, the shares of Common Stock held by them or issuable upon conversion of the Class B Common Stock of the Company held by them, (iii) with respect to the holder of the Prudential Warrant, the shares of Common Stock issued or issuable upon exercise of the Prudential Warrant, or (iv) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any public sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 14 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

    "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

    "Shares" shall mean the Company's Series D Convertible Preferred Stock.

    "Stockholders" means the Purchasers and any persons or entities to whom the rights granted under this Agreement are transferred by any Purchasers, their successors or assigns pursuant to Section 14 hereof.

         "Warrants" means the warrants dated July 26, 1993 and May 25, 1994 held by certain Purchasers.

    2. Required Registrations.
       -----------------------

    (a) At any time after the earlier of the second anniversary of the date hereof or 180 days following the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement (the "First Eligible Demand Registration Date"), a Stockholder or Stockholders (other than the holder of the Prudential Warrant) holding in the aggregate more than 50% of the Registrable Shares may request, in writing, that the Company effect the registration of Registrable Shares owned by such Stockholder or Stockholders having an aggregate anticipated offering price of at least $5,000,000 (based on the then current market price or fair value). If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other

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Stockholders and Management Stockholders to participate shall be conditioned on such person's participation in such underwriting (provided that the terms of the underwriting are consistent with this Agreement). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders and to the Management Stockholders. Such Stockholders and Management Stockholders shall have the right, by giving written notice to the Company within 10 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders and Management Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders and Management Stockholders may not be included in the offering, then all Stockholders and Management Stockholders who have requested registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). Thereupon, subject to the foregoing, the Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Registrable Shares which the Company has been requested to so register. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within 180 days after the effective date of a Registration Statement filed by the Company covering an underwritten public offering.

    (b) The Company shall not be required to effect more than two registrations pursuant to paragraph (a) above; provided, however, that a registration shall not count for such purposes if the aggregate number of Registrable Shares which constitutes Common Stock issued or issuable upon conversion of the Series D Convertible Preferred Stock constitutes less than 25% of the aggregate Registrable Shares included in the offering.

    (c) If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two-year period.


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    3. Incidental Registration.
       ------------------------

    (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders and Management Stockholders of its intention to do so and, upon the written request of Stockholders and/or Management Stockholders given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholders and/or Management Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholders and/or Management Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder.

    (b) In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided that no persons or entities other than the Company, the Stockholders, the Management Stockholders and persons or entities holding registration rights granted in accordance with Section 10 hereof shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

    (c) Notwithstanding anything to the contrary contained in this Section 3, in connection with any registration under this Section 3 involving an underwriting, in the event that a Stockholder and/or Management Stockholder does not elect to sell his, her or its Registrable Shares to the underwriters in connection with such offering,

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such holder shall refrain from selling such Registrable Shares so registered pursuant to this Section 3 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the aftermarket; provided however, that such holder shall, in any event, be entitled to sell its Registrable Shares in connection with such registration commencing on the 90th day after the effective date of such registration statement.

    4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

    (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

    (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

    (c) as expeditiously as possible furnish to each selling Stockholder and Management Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder and Management Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder or Management Stockholder;

    (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders and Management Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders and Management Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder or Management Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

    (e) in connection with an underwritten public offering, to furnish to each selling Stockholder a signed counterpart, addressed to all such selling Stockholders,

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of an opinion of counsel for the Company experienced in securities law matters covering substantially the same matters with respect to the registration statement and the prospectus as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities;

    (f) use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months beginning with the first month following the effective date of the registration statement; and

    (g) use its best efforts to either list the shares of Common Stock on a national securities exchange or have them designated as national market system securities by the National Association of Securities Dealers, Inc.

    If the Company has delivered preliminary or final prospectuses to the selling Stockholders and Management Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and Management Stockholders and, if requested, the selling Stockholders and Management Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders and Management Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders and Management Stockholders shall be free to resume making offers of the Registrable Shares.

    5. Allocation of Expenses. The Company will pay all Registration Expenses of all registration under Section 2; provided, however, that if a registration under Section 2 is withdrawn at the request of the Stockholders requesting such registration and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 2, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. The Company, the requesting Stockholders and any other persons or entities holding registration rights granted in accordance with Section 10 hereof shall pay all Registration Expenses of all registrations under Section 3 pro rata in accordance with the number of their shares included in the offering. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting

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discounts, selling commissions and the fees and expenses of selling
Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

    6. Indemnification and Contribution.

    (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, its partners, directors, officers and employees and fund manager or fiduciary (which persons shall be deemed to be included in the term seller in this Section 6(a)) each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in. reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

    (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged

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untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller Specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each Stockholder and Management Stockholder hereunder shall be limited to an amount equal to the proceeds to such Stockholder or Management Stockholder of Registrable Shares sold in connection with such registration.

    (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

    (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case

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notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person or a Management Stockholder in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Stockholder or Management Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the holder of Registrable Shares and the Company as well as any other equitable considerations including, without limitation, the parties' relative knowledge and access to information concerning the matter with respect to which any claim is asserted and the opportunity to correct and prevent any such statement or omission resulting in such loss, claim, damage or liability; provided, however, that, in, any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

    7. Procedures with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation the indemnification and contribution provisions of Section 6 and any other customary provisions with respect to indemnification by the Company of the underwriters of such offering. Whenever a registration is for an underwritten offering pursuant to Section 2, the Company will have the right to select the managing underwriter or underwriters for the offering, which selection shall be subject to the approval of the holders of a majority of the Registrable Shares requesting the offering.

    8. Information by Holder. Each Stockholder and Management Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder or Management Stockholder and the distribution Proposed by such Stockholder or Management Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

    9. "Stand-Off" Agreement. Each Stockholder and Management Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise

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transfer or dispose of any Registrable Shares of the Company held by such
Stockholder for the Period of time beginning 20 days prior to and ending 180 days (in the case of an initial public offering), or 120 days (in the case of a public offering following the initial public offering) after the effective date of the Registration Statement; provided, that (i) all Stockholders holding not less than the number of shares of Common Stock held by such Stockholder (including shares of Common Stock issuable upon the conversion of Shares, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreement and (ii) all Stockholders and Management Stockholders shall be released from such Stand-off agreement, if any Stockholders or Management Stockholders are released, on a pro rata basis, with no Stockholder or Management Stockholder having any right to offer and sell Registrable Shares free from such stand-off provisions before any other Stockholder or Management Stockholder.

    10. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Stockholders holding more than 50% of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms substantially similar to the terms on which holders of Registrable Shares may include shares in such registration, or (b) to make a demand registration which could result in such registration statement being declared effective prior to the First Eligible Demand Registration Date.

    11. Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

    (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

    (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

    (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at

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any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

    12. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders and/or Management Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this
Section 12 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Stockholders and Management Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

    13. Termination. All of the Company's obligations to register Registrable Shares under this Agreement (and the obligations of the Stockholders and Management Stockholders to execute a stand-off agreement) shall terminate on the fourth anniversary of the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement.

    14. Transfers of Rights. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to any person or entity to which at least 350,000 Shares are transferred by such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company.

    15. Warrants. In connection with any underwritten public offering including any Shares which are issuable upon exercise of the Warrants, the holders of the Warrants may, with the consent of the managing underwriters, sell the Warrants to the underwriters for exercise and sale of the Registrable Shares issuable upon exercise thereof.


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    16. General.
        --------

        (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

    If to the Company, at 25 Greens Hill Lane, Box 866, Rutland, VT 05702,
Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholders and the Management Stockholders, with a copy to 02109; or Jeffrey A. Stein, Esq., Hale and Dorr, 60 State Street, Boston, MA; 02109; or

    If to a Stockholder or a Management Stockholder, at his or its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such person, with a copy (in the case of notices to Purchasers to: Keith F. Higgin, Esq., Ropes & Gray, One International Place, Boston, MA 02110.

    Notices provided in accordance with this Section 15(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

        (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Without limiting the generality of the foregoing, this Agreement amends and restates and supersedes in its entirety the Amended and Restated Registration Rights Agreement dated May 25, 1994, which shall be of no further force or effect.

        (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of more than 50% of the Registrable Shares; provided, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or Provision.

        (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.


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        (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         Executed as of the date first written above.


                                  COMPANY:

                                  CASELLA WASTE SYSTEMS, INC.



                                  By:
                                      -----------------------------------
                                  Title:
                                      -----------------------------------



                                  PURCHASERS:

                                  NORWEST EQUITY PARTNERS
                                  V, A MINNESOTA
                                  LIMITED PARTNERSHIP


                                  By:
                                      -----------------------------------
                                           Ernest C. Parizeau
                                           General Partner

                                  WESTON PRESIDIO
                                  CAPITAL II, L.P.


                                  By:
                                      -----------------------------------
                                           Michael F. Cronin,
                                           General Partner

                                  BCI GROWTH, L.P.


                                  By:
                                      -----------------------------------
                                           Donald P. Remey
                                           General Partner


                                  THE VERMONT VENTURE
                                  CAPITAL FUND, L.P.


                                  By:
                                      -----------------------------------
                                           Gregory B. Peters,
                                           General Partner


                                  NORTH ATLANTIC VENTURE FUND


                                  By:
                                      -----------------------------------
                                           Gregory B. Peters,
                                           General Partner


                                  PRUDENTIAL SECURITIES
                                    INCORPORATED


                                  By:
                                      -----------------------------------


                                  -----------------------------------
                                  Thomas S. Shattan


                                  -----------------------------------
                                  John W. Casella


                                  -----------------------------------
                                  Douglas Casella

                                  -----------------------------------
                                  James W. Bohlig


                                  FSC Corp.


                                  By:
                                      -----------------------------------

                                   Schedule I
                                   ----------
                               List of Purchasers


NORWEST EQUITY PARTNERS
V, A MINNESOTA
LIMITED PARTNERSHIP


WESTON PRESIDIO
CAPITAL II, L.P.


BCI GROWTH, L.P.

THE VERMONT VENTURE
CAPITAL FUND, L.P.


NORTH ATLANTIC VENTURE FUND


PRUDENTIAL SECURITIES INCORPORATED


THOMAS S. SHATTAN


FSC CORP.

                                   Schedule II
                                   -----------
                         List of Management Stockholders

Douglas R. Casella

John W. Casella

James W. Bohlig